                                  EXHIBIT 99.2


                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


     In connection with the Quarterly Report on Form 10-Q for the period ended November 30, 2002 of Arrow International, Inc., a Pennsylvania corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick J. Hirt, the Vice President/Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                      /s/ Frederick J. Hirt
                      ----------------------------------------------------------
                      Frederick J. Hirt
                      Chief Financial Officer and Vice President-Finance (Principal Financial Officer and Chief Accounting Officer)

                      April 11, 2003




A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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